THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER MAY NOT BE SOLD OR TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH SALE OR TRANSFER, OR IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS UNNECESSARY, OR AN EXCEPTION THEREFROM IS AVAILABLE UNDER THE ACT.

NeuCourt, Inc.

WARRANT TO PURCHASE SHARES OF COMMON STOCK

Void after 5:00 p.m. Pacific Coast Time

on November 22, 2031

FOR VALUE RECEIVED, MENTOR CAPITAL, INC. (the "Warrant Holder") is entitled to subscribe for and purchase, subject to the terms and conditions set forth in this Warrant, Twenty-Seven Thousand Six Hundred Thirty (27,630) shares of Common Stock ("Stock") of NeuCourt, Inc., a Delaware corporation (the "Company"). The exercise price of this warrant (the "Exercise Price") and purchase price of the Stock shall be Two Cents ($0.02) per share.

1. **Conditions To Exercise of This Warrant.** This Warrant may be exercised in whole, or in part, at any time prior to November 22, 2031 (the "Warrant Termination Date"). In no event may this Warrant be exercised after the Warrant Termination Date.

2. **Method of Exercise; Payment; Issuance of New Warrant.** The purchase right represented by this Warrant may only be exercised by the registered holder hereof, in whole or in part, by the surrender of this Warrant (with the notice of exercise provision contained on the last page hereof duly executed) at the principal office of the Company, and by the payment to the Company, by check, wire transfer, cancellation of indebtedness, or a combination of the foregoing, of an amount equal to the Exercise Price per share multiplied by the number of shares then being purchased. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Stock so purchased shall be delivered to the holder hereof as soon as practicable. Such exercise shall be deemed to have been made immediately prior to the close of business on the date of surrender of this Warrant.

2.1 Net Issue Exercise. Notwithstanding any provisions herein to the contrary, in lieu of paying the aggregate exercise price for this Warrant as set forth above, the Warrant Holder may elect to receive shares pursuant to exercise of this Warrant by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of shares of Stock computed using the following formula (provided that the fair market value of the Stock on the date of exercise is greater than the Exercise Price hereof):

$$X = \frac{Y(A-B)}{A}$$

Where X = the number of shares of Warrant Stock to be issued to the Warrant Holder upon exercise.

Y = the aggregate number of shares of Stock with respect to which the Warrant Holder is exercising this Warrant and that are being canceled in connection with such exercise (at the date of such calculation).

A = the fair market value of one share of Stock (at the date of such calculation).

B = Exercise Price (as of the date of such calculation).

For the purposes of the above calculation, the fair market value shall mean with respect to each share of Stock:

(a) the average of the closing bid and asked prices of the Company's common stock quoted in the over-the-counter market summary or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of the Wall Street Journal for the ten (10) trading days immediately prior to but not including the date of determination of fair market value; or

(b) if the Company's common stock is not traded over-the-counter or on an exchange, the fair market value of the Warrant Stock shall be determined in good faith by the Company's Board of Directors, or such committee of the Board of directors as the Board of directors may appoint to administer the Company's executive compensation or stock option plan. Receipt and acknowledgment of this Warrant by the Holder shall be deemed to be an acknowledgment and acceptance of any such fair market value determination by the Company's Board of Directors as the final and binding determination of such value for purposes of this Warrant.

2.2 Delivery of Certificate. In the event of any exercise of the purchase right represented by this Warrant, certificates for the Stock so purchased shall be delivered to the Warrant Holder within thirty (30) days of delivery of the Notice of Exercise and, unless this Warrant has been fully exercised or has expired, a new warrant representing the portion of the Stock with respect to which this Warrant shall not then have been exercised and canceled shall also be issued to the Warrant Holder within such thirty (30) day period.

3. Stock Fully Paid; Reservation of Shares. All shares of Stock which may be issued upon the exercise of this Warrant will, upon issuance, be duly authorized and validly issued, and fully paid and nonassessable, and free from all taxes, liens, and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will use its best efforts to cause to be authorized, and thereafter at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Stock to provide for the exercise of the rights represented by this Warrant.

4. Reclassification of Stock. In the event of the reclassification of the Stock, the Company agrees that the Warrant Holder will be entitled to the same rights to acquire such reclassified Stock ("New Stock") as those rights granted hereby, as the Warrant Holder shall have

to purchase the Stock stated herein. All of the terms and conditions of this Warrant shall apply equally to the purchase or acquisition of any New Stock.

5. **Fractional Shares.** No fractional shares of Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor equal to the product of such fraction and the Exercise Price.

6. **Compliance with Securities Laws; Disposition of Warrant and Shares of Common Stock.**

6.1 Compliance With Securities Laws. The Warrant Holder, by acceptance hereof, acknowledges that this Warrant and the shares of Stock to be issued upon exercise hereof are being acquired for investment purposes only and that such Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"), or any state securities laws. Upon exercise of this Warrant, the Warrant Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Stock so purchased are being acquired for investment purposes only and not with a view toward distribution or resale. This Warrant and all shares of Stock issued upon exercise of this Warrant shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER MAY NOT BE SOLD OR TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH SALE OR TRANSFER, OR IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS UNNECESSARY, OR AN EXCEPTION THEREFROM IS AVAILABLE UNDER THE ACT.

6.2 Transfer of Warrant or Shares of Stock. Each certificate representing the shares of Stock issued hereunder shall bear a legend as to the restrictions on transferability in order to insure compliance with applicable securities laws unless, in the opinion of counsel for the Company, such legends are not required. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

7. **Rights of Shareholders.** This Warrant shall not entitle the Holder to be deemed the holder of stock or any other securities of the Company which may be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant

shall have been exercised and the certificates representing the shares purchasable upon the exercise hereof shall have been issued, as provided herein.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date and year first written above.

NEUCOURT, INC.,
a Delaware corporation

By: ______________________
Paul Marotta, Chief Executive Officer

WARRANT HOLDER

MENTOR CAPITAL, INC.,
a Delaware corporation

By: ______________________
Chet Billingsley, Chief Executive Officer

Address: **5964 Campus Court**
Plano, TX 75093

NOTICE OF EXERCISE

TO: NEUCOURT, INC.

1. The undersigned hereby elects to purchase ____________________ (_______) shares of Common Stock of **NEUCOURT, INC.** (the "Company") pursuant to the terms of the foregoing Warrant, and tenders herewith payment of the purchase price for such shares in full, together with all applicable transfer taxes, if any.

2. Please issue a certificate or certificates representing such securities in the name of the undersigned or in such other name as is specified below:

Name: ____________________________
Address: ____________________________
____

3. The undersigned represents that the shares of Stock set forth above are being acquired for the account of the undersigned for investment purposes only and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, the undersigned agrees to execute an investment representation statement in a form reasonably requested by the Company as a condition to the exercise herein noticed.

Name: ____________________________

Address: ____________________________
____

Date: ____________________________